UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

AMENDMENT NO. 1

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 12, 2015 (April 29, 2015)

KEY ENERGY SERVICES, INC.

(Exact Name of Registrant as Specified in Charter)

Maryland	001-08038	04-2648081
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1301 McKinney Street, Suite 1800

Houston, Texas 77010

(Address of Principal Executive Offices and Zip Code)

713/651-4300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

This Current Report on Form 8-K/A amends the Current Report on Form 8-K of Key Energy Services, Inc., a Maryland corporation, filed with the Securities and Exchange Commission on April 29, 2015 (the “Original Form 8-K”). This Current Report on Form 8-K/A is being filed to correct Exhibit 99.1. The Current Report on Form 8-K filed by the Registrant on April 29, 2015 is not otherwise modified hereby and remains otherwise unchanged.

The information in this Item 2.02, including the information in Exhibit 99.1 attached hereto pertaining to this Item 2.02, is furnished solely pursuant to Item 2.02 of this Form 8-K/A. Consequently, pursuant to this Item 2.02, it is not deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that Section. It may only be incorporated by reference in another filing under the Securities Exchange Act of 1934 or Securities Act of 1933 if such subsequent filing specifically references this Item 2.02 of this Form 8-K/A.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

99.1	Press Release of Key Energy Services, Inc. issued April 29, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KEY ENERGY SERVICES, INC.

Date: May 12, 2015	By:	/s/ KIMBERLY R. FRYE
Kimberly R. Frye
Senior Vice President, General Counsel and Secretary

Exhibit Index

Exhibit No.	Description

99.1	Press Release of Key Energy Services, Inc. issued April 29, 2015

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